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                                                                    Exhibit 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88275) of The Penn Traffic Company of our report dated March 15, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.




PricewaterhouseCoopers LLP

Syracuse, New York
May 1, 2002